Wildermuth Fund

Supplement dated November 2, 2023, to the Wildermuth Fund Class I Shares Prospectus and

Statement of Additional Information (“SAI”), each dated July 29, 2022

Effective November 1, 2023, Wildermuth Advisory, LLC (“Wildermuth Advisory”) was terminated as the investment adviser to the Wildermuth Fund (the “Fund”). As of the same date, Daniel Wildermuth and Carol Wildermuth each resigned from the Board of Trustees (“Board”) of the Fund. Daniel Wildermuth also resigned as Chairman of the Board. Daniel and Carol Wildermuth also resigned from their respective positions as officers of the Fund, including Daniel Wildermuth’s resignation as portfolio manager of the Fund.

At a special meeting of the Board held on November 1, 2023, and in accordance with Rule 15a-4 under the Investment Company Act of 1940, the Board appointed BW Asset Management Ltd (“BWAM”), a subsidiary of Kroll, as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). Pursuant to the Interim Advisory Agreement and in accordance with the Plan of Liquidation adopted by the Fund on June 29, 2023, BWAM will provide investment advisory services to Fund. BWAM will serve as the interim investment adviser until shareholders of the Fund either approve a new investment advisory agreement or until the interim agreement expires. BWAM will earn the same investment management fee of 1.50% as Wildermuth Advisory. The Expense Limitation Agreement between the Fund and Wildermuth Advisory also terminated on November 1, 2023.

Interim Investment Adviser and New Portfolio Manager

BWAM is an investment adviser registered with the U.S. Securities and Exchange Commission and is organized as a Cayman Islands corporation, located at 90 N Church Street, George Town, Cayman Islands.

BWAM is a subsidiary of Kroll, the world’s premier provider of services related to funds and asset management, corporate restructuring, corporate governance, dispute resolution, valuation and risk management. Kroll is headquartered in New York and has nearly 6,500 professionals located in 34 countries and territories around the world.

Kroll’s clients include:

•	65% of the Fortune 100 companies;

•	51% of the Fortune 500 companies;
•	21 of the 25 largest private equity firms in the PEI 300; and

•	21 of the 25 largest hedge fund companies.

For additional information about Kroll (the parent of BWAM), you may visit its website at www.kroll.com.

As of November 1, 2023, the portfolio manager of the Fund is Mitchell Mansfield.

Mitchell Mansfield

Director of BWAM

Mitchell Mansfield is a Managing Director at Kroll and has over 18 years of experience delivering bespoke solutions to clients in complex situations and has managed, or is managing, the liquidation of assets exceeding USD1 billion in pooled investment vehicles.

Mr. Mansfield leads the Funds and Asset Management services for Kroll’s Restructuring practice. In this position, he is responsible for providing advisory and discretionary asset management services for illiquid investments, including divestments, rationalizing management cost structures, restructuring of single investments or portfolio realizations. Mr. Mansfield is a Chartered Accountant and has a Bachelor of Commerce from University of New England.

As of August 31, 2023, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

•	A Mauritius regulated fund with assets under management of approximately USD110 million;
•	Five private funds under voluntary liquidation with combined assets under management of USD120 million; and

•	Various funds in provisional or official liquidation with combined assets under management of USD300 million.

Change in Fund Officers

Effective as November 1, 2023, and following the resignation of Daniel Wildermuth and Carol Wildermuth, the following individuals were appointed as officers of the Fund:

Name, Age, Address*	Position/Term of Office*	Principal Occupation During the Past 5 Years
Mitchell Mansfield, 37	President and Chief Executive Officer	Managing Director, Kroll (Cayman) Ltd (formerly Borelli Walsh); Director, Borrelli Walsh (now Kroll)
Sam Cole, 35	Vice President	Director, Kroll (Cayman) Ltd formerly Borelli Walsh); Senior Manager, McGrathNicol
Candice Lightfoot, 42	Vice President and Secretary	COO, Wildermuth Advisory, LLC from December 2016 to 2023; Vice President of Operations from 2015 to 2016.

*     The address for the officers is Strathvale house, 3rd Floor, 90 North Church Street, George Town, Grand Cayman, Cayman Islands

**   The term of office for each trustee and officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to all present and future registered investment companies advised by BWAM.

Fund Address:

The official address of the Fund will remain unchanged.

Shareholders can write to the Fund at c/o SS&C Technologies, Inc. 430 W 7th Street, Suite 21900, Kansas City, MO 64105-1407.

All other written correspondence should be addressed to Wildermuth Fund, Strathvale house, 3rd Floor, PO BOX 30847, 90 North Church Street, George Town, Grand Cayman, KY1-1204. Cayman Islands

If you have additional questions, please contact your financial advisor, a client service representative at (888) 445-6032 or visit the Fund’s website under Announcements & FAQs at: www.wildermuthfund.com. The website will be updated as we have additional information available.

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